UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2015

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.

001-36867	Actavis plc 1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000	Ireland	98-1114402

333-199019	Warner Chilcott Limited Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (441) 295-2244	Bermuda	98-0496358

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2015, Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg (“Actavis SCS”) and indirect wholly-owned subsidiary of Actavis plc (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Warner Chilcott Limited, a Bermuda exempted company, Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, and Actavis, Inc., a Nevada corporation (all indirect wholly-owned subsidiaries of the Company and, collectively, the “Guarantors”) and with J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto (the “Underwriters”), pursuant to which Actavis SCS agreed to sell to the Underwriters and the Guarantors agreed to guarantee (i) $500,000,000 aggregate principal amount of Actavis SCS’s Floating Rate Notes due 2016, (ii) $500,000,000 aggregate principal amount of Actavis SCS’s Floating Rate Notes due 2018, (iii) $500,000,000 aggregate principal amount of Actavis SCS’s Floating Rate Notes due 2020, (iv) $1,000,000,000 aggregate principal amount of Actavis SCS’s 1.850% Notes due 2017, (v) $3,000,000,000 aggregate principal amount of Actavis SCS’s 2.350% Notes due 2018, (vi) $3,500,000,000 aggregate principal amount of Actavis SCS’s 3.000% Notes due 2020, (vii) $3,000,000,000 aggregate principal amount of Actavis SCS’s 3.450% Notes due 2022, (viii) $4,000,000,000 aggregate principal amount of Actavis SCS’s 3.800% Notes due 2025, (ix) $2,500,000,000 aggregate principal amount of Actavis SCS’s 4.550% Notes due 2035, and (x) $2,500,000,000 aggregate principal amount of Actavis SCS’s 4.750% Notes due 2045 (collectively, the “Securities”), in a registered public offering pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-202168).

The Guarantors will, jointly and severally, guarantee the Securities on a senior unsecured basis. The Company will not guarantee the Securities. The Securities are expected to settle on March 12, 2015.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, Actavis SCS and the Guarantors and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The description of Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 8.01. Other Events.

As previously announced in the Current Report on Form 8-K/A filed by the Company on November 18, 2014 with the Securities and Exchange Commission (the “SEC”), on November 16, 2014, the Company entered into an Agreement and Plan of Merger with Avocado Acquisition Inc., a Delaware corporation (“Merger Sub”) and an indirect wholly-owned subsidiary of the Company and Allergan, Inc., a Delaware corporation (“Allergan”).

Pursuant to the Merger Agreement, Merger Sub will merge with and into Allergan, with Allergan continuing as the surviving corporation (the “Merger”).

As a result of the Merger, each share of Allergan common stock issued and outstanding immediately prior to the Merger (other than shares held by Allergan stockholders who properly demand appraisal in accordance with Delaware law and shares held by the Company, Merger Sub, Allergan or any of their respective subsidiaries) will be converted into the right to receive (i) $129.22 in cash, without interest and (ii) 0.3683 of an ordinary share of the Company.

The unaudited pro forma combined financial statements of the Company are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

Exhibit 1.1	Underwriting Agreement, dated March 3, 2015, by and among Actavis Funding SCS, the guarantors listed therein and J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

Exhibit 99.1	Unaudited pro forma condensed financial statements as of December 31, 2014, which gives effect to the merger and certain other related transactions.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “targets,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, Actavis’ or Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Allergan and Actavis shareholder approvals; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Allergan’s products; Actavis’ and Allergan’s ability to successfully develop and commercialize new products; Actavis’ and Allergan’s ability to conform to regulatory standards and receive requisite regulatory approvals; availability of raw materials and other key ingredients; uncertainty and costs of legal actions and government investigations; the inherent uncertainty associated with financial projections; fluctuations in Actavis’ operating results and financial condition, particularly given our manufacturing and sales of branded and generic products; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs, and adverse tax consequences; the adverse impact of substantial debt and other financial obligations on the ability to fulfill and/or refinance debt obligations; risks associated with relationships with employees, vendors or key customers as a result of acquisitions of businesses, technologies or products; our compliance with federal and state healthcare laws, including laws related to fraud, abuse, privacy security and others; risks of the generic industry generally; generic product competition with our branded products; uncertainty associated with the development of commercially successful branded pharmaceutical products; uncertainty associated with development and approval of commercially successful biosimilar products; costs and efforts to defend or enforce technology rights, patents or other intellectual property; expiration of Actavis’ and Allergan’s patents on our branded products and the potential for increased competition from generic manufacturers; risks associated with owning the branded and generic version of a product; competition between branded and generic products; the ability of branded product manufacturers to limit the production, marketing and use of generic products; Actavis’ and Allergan’s ability to obtain and afford third-party licenses and proprietary technology we need; Actavis’ and Allergan’s potential infringement of others’ proprietary rights; our dependency on third-party service providers and third-party manufacturers and suppliers that in some cases may be the only source of finished products or raw materials that we need; Actavis’ competition with certain of our significant customers; the impact of our returns, allowance and chargeback policies on our future revenue; successful compliance with governmental regulations applicable to Actavis’ and Allergan’s respective third party providers’ facilities, products and/or businesses; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; Actavis’ and Allergan’s vulnerability to and ability to defend against product liability claims and obtain sufficient or any product liability insurance; Actavis’ and Allergan’s ability to retain qualified employees and key personnel; the effect of intangible assets and resulting impairment testing and impairment charges on our financial condition; Actavis’ ability to obtain additional debt on terms that are favorable to Actavis; difficulties or delays in manufacturing; our ability to manage environmental liabilities; global economic conditions; Actavis’ ability to continue foreign operations in countries that have deteriorating political or diplomatic relationships with the United States; Actavis’ and Allergan’s ability to continue to maintain global operations; risks associated with tax liabilities, or changes in U.S. federal or international tax laws to which we are subject, including the risk that the Internal Revenue Service disagrees that Actavis is a foreign corporation for U.S. federal tax purposes; risks of fluctuations in foreign currency exchange rates; risks associated with cyber-security and vulnerability of our information and employee, customer and business information that Actavis stores digitally; Actavis’ ability to maintain internal control over financial reporting; changes in the laws and regulations, affecting among other things, availability, pricing and reimbursement of pharmaceutical products; the highly competitive nature of the pharmaceutical industry; Actavis’ ability to successfully navigate consolidation of our distribution network and concentration of our customer base; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; developments regarding products once they have reached the market and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2014, as amended from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis has filed with the SEC a registration statement on Form S-4, including Amendment No. 1 thereto, that contains a joint proxy statement of Actavis and Allergan that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on January 26, 2015. Each of Actavis and Allergan commenced mailing the joint proxy statement/prospectus to its shareholders or its stockholders on January 28, 2015. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis are available free of charge on Actavis’ internet website at www.Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan are available free of charge on Allergan’s internet website at www.Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766.

Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014 and certain of Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2015	Actavis plc

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

Warner Chilcott Limited

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Secretary

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 1.1*	Underwriting Agreement, dated March 3, 2015, by and among Actavis Funding SCS, the guarantors listed therein and J.P. Morgan Securities LLC, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

Exhibit 99.1*	Unaudited pro forma condensed financial statements as of December 31, 2014, which gives effect to the merger and certain other related transactions.

*	Exhibits filed herewith